UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 1, 2007
                                                         ----------------




                                 Ultratech, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-22248               94-3169580
          --------                       -------               ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


           3050 Zanker Road, San Jose, California                95134
           --------------------------------------                -----
          (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code      (408) 321-8835
                                                             --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 1, 2007 Ultratech, Inc. ("the Registrant") issued a press release to report its financial results for its fourth quarter and year ended December 31, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information contained herein and in the accompanying Exhibit 99.1 shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for, and shall be specifically incorporated by reference into our currently effective registration statements on Form S-3 and Form S-8. Except as provided in the previous sentence, the information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

Item 9.01 Exhibits

(c) Exhibits.

Exhibit Description



99.1 Press release announcing Ultratech's Fourth Quarter and Year End 2006 Results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ULTRATECH, INC.
                             (Registrant)


Date:    February 1, 2007    /s/ BRUCE R. WRIGHT
                             --------------------------------------------------
                             Bruce R. Wright
                             Senior Vice President, Finance and Chief Financial
                             Officer (Duly Authorized Officer and Principal
                             Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------
99.1         Ultratech Announces Fourth Quarter and Year End 2006 Results